UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2026

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2026 Base Salaries for Named Executive Officers

On February 19, 2026, the Human Resources and Compensation Committee of the Board of Directors (the “Committee”) approved the following 2026 annual base salary rates for our principal executive officer, principal financial officer, and other named executive officers except as provided below:

Named Executive Officers[1]	2025 Annual Base Salary Rate	2026 Annual Base Salary Rate
Karl G. Glassman, President & CEO[2]	$1,275,000	$1,315,000
Benjamin M. Burns, EVP & CFO	$600,000	$618,000
J. Tyson Hagale, EVP, President – Bedding Products	$600,000	$618,000
R. Samuel Smith, Jr., EVP, President – Specialized Products and Furniture, Flooring & Textile Products	$525,000	$550,000
Jennifer J. Davis, EVP & General Counsel	$490,000	$515,000

[1]

J. Mitchell Dolloff was the Company’s President & CEO until May 20, 2024. His base salary rate was $1,120,000 until his departure. Mr. Dolloff was listed as a Named Executive Officer in the Company’s 2025 Proxy Statement. He is not currently employed by the Company.

[2]	The Board of Directors also approved Mr. Glassman’s 2026 annual base salary rate on February 19, 2026.

Setting of 2026 Target Percentages under the Key Officers Incentive Plan for Named Executive Officers

Except as provided below, the named executive officers will be eligible to receive an annual cash incentive under the Key Officers Incentive Plan (the “KOIP”), which was filed February 28, 2024 as Exhibit 10.2 to the Company’s Form 8-K. Each executive’s cash award is to be calculated by multiplying his or her annual base salary at the end of the KOIP plan year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula adopted by the Committee for that year. The Award Formula in 2026 establishes two performance criteria: (i) Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) (65% Relative Weight), and (ii) Cash Flow for Messrs. Glassman and Burns, and Ms. Davis, or the alternative of Free Cash Flow (“FCF”) for Messrs. Hagale and Smith (35% Relative Weight). The Target Percentages for 2026 for the principal executive officer, principal financial officer, and other named executive officers were set on February 19, 2026, and are shown in the following table:

Named Executive Officers[1]	2025 KOIP Target Percentage	2026 KOIP Target Percentage
Karl G. Glassman, President & CEO[2]	135%	135%
Benjamin M. Burns, EVP & CFO	80%	80%
J. Tyson Hagale, EVP, President – Bedding Products	80%	80%
R. Samuel Smith, Jr., EVP, President – Specialized Products and Furniture, Flooring & Textile Products	80%	80%
Jennifer J. Davis, EVP & General Counsel	70%	75%

[1]	Mr. Dolloff, who is a named executive officer in the Company’s 2025 Proxy Statement, did not participate in the KOIP in 2025 and will not participate in 2026.
[2]	The Board of Directors also approved Mr. Glassman’s 2026 KOIP Target Percentage on February 19, 2026.

Attached and incorporated herein by reference as Exhibit 10.1 is the Company’s updated Summary Sheet of Executive Cash Compensation.

Adoption of 2026 Award Formula under the Company’s Key Officers Incentive Plan

Our executive officers can earn an annual cash incentive paid under the KOIP, based on achieving certain performance objectives for the year. On February 19, 2026, the Committee adopted the 2026 Award Formula (the “2026 KOIP Award Formula”) under the KOIP. The 2026 KOIP Award Formula is applicable to the Company’s executive officers, including Messrs. Glassman, Burns, Hagale, and Smith, and Ms. Davis. Under the 2026 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his or her annual base salary at the end of the KOIP year by the Target Percentage, then applying weighted achievement percentages for the Performance Objectives. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2026 KOIP Award Formula, as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants (Glassman, Burns & Davis)	Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)	65%
	Cash Flow	35%
Profit Center Participants	EBITDA	65%
(Hagale & Smith)	Free Cash Flow (FCF)	35%

Corporate Participants. Messrs. Glassman and Burns, and Ms. Davis are Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2026 financial results. No awards will be paid for EBITDA achievement below $300.00 million or Cash Flow below $185.04 million. The maximum payout percentages for EBITDA and Cash Flow achievement are each capped at 200%.

Below are the 2026 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the EBITDA and Cash Flow targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations. Financial results will exclude (i) certain currency and hedging-related gains and losses, (ii) gains and losses from asset disposals, and (iii) items that are outside the scope of the Company’s core, ongoing business activities, including changes to the Company’s capital allocation priorities and related uses of cash. EBITDA and Cash Flow will be adjusted for all items of gain, loss, or expense for the fiscal year, as determined in accordance with GAAP, (i) from non-cash impairments, (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2025 Form 10-K, (iii) related to the disposal of a segment of a business, or (iv) related to a change in accounting principle.

2026 Corporate Targets and Payout Schedule
EBITDA			Cash Flow
Achievement	Payout		Achievement	Payout
<$300.00 M	0%		<$185.04 M	0%
$300.00 M	50%	Threshold	$185.04 M	50%
$375.00 M	100%	Target	$231.30 M	100%
$468.75 M	200%	Maximum	$289.13 M	200%

Profit Center Participants. Messrs. Hagale and Smith are Profit Center Participants. Achievement for EBITDA and FCF targets for Profit Center Participants is determined by aggregate 2026 financial results for the Profit Centers for which the participant is responsible. For Profit Center Participants, no awards are paid for achievement below the established EBITDA and FCF thresholds. The EBITDA and FCF payouts are each capped at 200%.

Below are the 2026 Profit Center Targets for Messrs. Hagale (Bedding Products) and Smith (combined Specialized Products and Furniture, Flooring & Textile Products). Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the EBITDA and FCF targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations. Financial results will exclude (i) results from non-operating branches, (ii) certain currency and hedging-related gains and losses, (iii) gains and losses from asset disposals, (iv) items that are outside the scope of the Company’s core, ongoing business activities or relating to any other special events or change in business conditions, including changes to the Company’s capital allocation priorities and related uses of cash, and (v) the impact of corporate allocations. EBITDA and FCF will be adjusted for all items of gain, loss, or expense for the fiscal year, as determined in accordance with GAAP, (i) from non-cash impairments, (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2025 Form 10-K, (iii) related to the disposal of a segment of a business, or (iv) related to a change in accounting principle.

2026 Profit Center Targets
	EBITDA			Free Cash Flow
Segment	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout
Bedding Products	$133.92M	$167.40M	$209.25M	$72.88M	$91.10M	$113.88M
Specialized Products	$107.44M	$134.30M	$167.88M	$76.40M	$95.50M	$119.38M
Furniture, Flooring & Textile Products	$79.76M	$99.70M	$124.63M	$59.52M	$74.40M	$93.00M

The definitions of EBITDA, Cash Flow and Free Cash Flow and a sample calculation are included in the 2026 KOIP Award Formula, which is attached and incorporated herein by reference as Exhibit 10.2.

Setting of Long-Term Incentive Award Multiples for Named Executive Officers

Each year, equity-based long-term incentive (“LTI”) awards are granted to our named executive officers and other executives of the Company. Each named executive officer has an LTI award multiple (approved by the Committee), which is allocated between performance stock units (“PSUs”), making up 60% of the overall 2026 LTI award, and restricted stock units (“RSUs”), making up 40% of the overall 2026 LTI award. The number of PSUs and RSUs to be granted to each executive is determined by multiplying the executive’s 2026 annual base salary by his or her respective 2026 LTI award multiple and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the 2025 fourth quarter earnings release. Below are the 2025 LTI award multiples set by the Committee on February 25, 2025, and the 2026 LTI award multiples set by the Committee on February 19, 2026, for our named executive officers:

Named Executive Officers[1]	2025 LTI Multiple	2026 LTI Multiple
Karl G. Glassman, President & CEO[2]	570%	570%
Benjamin M. Burns, EVP & CFO	200%	200%
J. Tyson Hagale, EVP, President – Bedding Products	200%	200%
R. Samuel Smith, Jr., EVP, President – Specialized Products and Furniture, Flooring & Textile Products	200%	200%
Jennifer J. Davis, EVP & General Counsel	170%	175%

[1]	Mr. Dolloff did not receive PSUs or RSUs in 2025 or 2026.
[2]	The Company’s Board of Directors also approved Mr. Glassman’s 2026 LTI award multiple on February 19, 2026.

The PSUs will be granted pursuant to the Company’s 2026 Form of Performance Stock Unit Award Agreement, attached hereto and incorporated herein by reference as Exhibit 10.4. The RSUs will be granted pursuant to the Company’s 2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, which is incorporated herein by reference.

Adoption of the Company’s 2026 Form of Performance Stock Unit Award Agreement

On February 19, 2026, the Committee adopted the Company’s 2026 Form of Performance Stock Unit Award Agreement (the “2026 Form of PSU Award”). The Committee set the performance criteria in the 2026 Form of PSU Award to include two performance objectives, included below. The executives’ base payout percentage will be determined by the level of achievement of the performance objectives, but will be adjusted by applying a multiplier based on Relative TSR. The payout percentage is capped at 200%.

EBITDA. Fifty percent (50%) of the award will be based on the Company’s cumulative Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) during the three-year performance period (the “Performance Period”).

ROIC. Fifty percent (50%) of the award will be based on the Company’s Return on Invested Capital (“ROIC”) during the Performance Period. ROIC is calculated as (i) the Company’s average net operating profit after tax in the first, second, and third years of the Performance Period divided by (ii) the Company’s average Invested Capital on the last day of the fiscal year immediately preceding the Performance Period and the last day of the first, second, and third years of the Performance Period. “Invested Capital” is the sum of shareholder equity, long-term debt, and short-term debt, less cash and cash equivalents.

Relative TSR Multiplier. The combined EBITDA and ROIC results are subject to a payout multiplier based upon the Company’s Total Shareholder Return (“TSR”) compared to a peer group consisting of all the companies in the Industrial, Consumer Discretionary, and Materials sectors of the S&P 500 and S&P 400 (“Relative TSR”). TSR is calculated as:

(Ending Stock Price – Beginning Stock Price + Reinvested Dividends) / Beginning Stock Price

The “Beginning Stock Price” is the average closing share price of Company’s stock for the last 20 trading days prior to the Performance Period. The “Ending Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days within the Performance Period. There is a 25% reduction (a multiplier of 0.75) in the payout if the Company’s Relative TSR ranks in the bottom quartile, a 25% increase (a multiplier of 1.25) if the Company’s Relative TSR ranks in the top quartile, and an adjustment determined on a linear basis if the Company’s Relative TSR ranks in between these levels. The Relative TSR multiplier cannot be applied to make the award’s total payout exceed the maximum 200%, and, if the Company’s absolute TSR for the Performance Period is negative (Ending Stock Price plus Reinvested Dividends is less than Beginning Stock Price), application of the Relative TSR multiplier may not increase the Award’s total payout above 100%.

The base payout percentage is determined by the level of achievement of EBITDA and ROIC according to the schedules below:

EBITDA $	EBITDA Vesting%		ROIC %	ROIC Vesting%
<$971.20 M	0%		<8.9%	0%
$971.20 M	50%	Threshold	8.9%	50%
$1,214.00 M	100%	Target	11.1%	100%
$1,517.50 M	200%	Maximum	13.9%	200%

Payouts will be interpolated for results falling between the levels shown. The base payout percentage will be adjusted by applying the Relative TSR multiplier as determined by the Company’s Relative TSR percentage during the Performance Period according to the following schedule:

Relative TSR Percentile	Relative TSR Multiplier
<25th	0.75
25th	0.75
50th	1.00
75th	1.25
>75th	1.25

The Relative TSR multiplier will be interpolated for results falling between the levels shown. The terms and conditions related to the calculations of EBITDA and ROIC can be found in the 2026 Form of PSU Award attached hereto and incorporated herein as Exhibit 10.4.

PSU General Terms and Conditions

The PSUs normally vest on the last day of the Performance Period. Generally, if the executive has a separation from service, other than for retirement, death, or disability, before the PSUs vest, they are immediately forfeited. In the event of retirement, the award will vest at the end of the Performance Period and will be prorated for the number of days during the Performance Period from the beginning of the Performance Period until retirement. Retirement is defined as a termination other than for cause occurring on or after age 65, or the combination of the executive’s age and years of service being greater than or equal to 70 years. In the case of termination due to death or disability, the award will vest immediately at 100% of the base award.

Fifty percent (50%) of the vested PSU award will be paid out in cash, and the Company intends to pay out the remaining fifty percent (50%) in shares of Company common stock, although the Company reserves the right, except for distributions to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), to pay up to one hundred percent (100%) in cash. The awards will be paid following the end of the Performance Period but no later than March 15 of the year following the Performance Period. Cash will be paid equal to the number of vested PSUs comprising the cash portion of the award multiplied by the closing market price of Company common stock on the last business day of the Performance Period. Shares will be issued on a one-to-one basis for vested PSUs comprising the stock portion of the award. Both the amount of cash paid, and number of shares issued, will be reduced for applicable tax withholding. PSUs may not be transferred, assigned, pledged, or otherwise encumbered, and have no voting or dividend rights.

Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the PSU award will vest and the executive will receive a 200% payout. Also, any award to the Company’s officers who are subject to Section 16 is subject to the terms of the Company’s Incentive Compensation Recovery Policy, which provides for the repayment of any incentive compensation amount paid in excess of the amount that would have been paid based on restated financials or stock price. Finally, the PSU awards contain non-competition and non-solicitation covenants during employment and generally for one year after payout.

The foregoing is a summary of the 2026 Form of PSU Award and is qualified in its entirety by reference to the 2026 Form of PSU Award, which is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Grant of Performance Stock Units and Restricted Stock Units

On February 19, 2026, the Committee approved a grant of PSUs and RSUs to our currently employed named executive officers, with a delayed effective grant date of February 26, 2026, subject to the executives being employed through the grant date.

The PSUs will be granted under the 2026 Form of PSU Award. The Committee will grant the target base amount of PSUs to each named executive officer, which is the amount of PSUs to be awarded if each performance measures is achieved at 100% of the target, and the Relative TSR multiplier is 1.00. This base target amount will be determined by multiplying the executive’s 2026 annual base salary by 60% of the LTI award multiple and dividing this amount by the average closing share price of the Company’s common stock for the 10 trading days following the 2025 fourth quarter earnings release (such measurement period to be completed on February 26, 2026). As such, the grant of PSUs was approved with a delayed effective date of February 26, 2026, which is the date the number of PSUs to be granted becomes determinable. As disclosed above, the named executive officer can earn between 0% and 200% of the base target amount of PSUs depending on the achievement of the performance measures and Relative TSR multiplier over the Performance Period.

The RSUs will be granted under the 2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, which is incorporated herein by reference. The number of RSUs to be granted will be determined by multiplying the executive’s 2026 annual base salary by 40% of the LTI award multiple and dividing this amount by the average closing share price of the Company’s common stock for the 10 trading days following the 2025 fourth quarter earnings release (such measurement period to be completed on February 26, 2026). As such, the grant of the RSUs was approved with a delayed effective grant date of February 26, 2026, which is the date the number of RSUs to be granted becomes determinable. The RSUs are time-based and generally vest in one-third (1/3) increments on the first, second, and third anniversaries of the grant date, provided that the executive remains employed with the Company. In the event of retirement, the RSUs continue to vest on each of the vesting dates. In the event of death or disability, the RSUs vest immediately. Upon vesting, each RSU is converted into one share of Company common stock and distributed, subject to reduction for required tax withholding.

The PSU and RSU awards are granted under the Company’s Flexible Stock Plan, as amended and restated effective May 7, 2025, filed March 26, 2025 as an Appendix to the Company’s 2025 Proxy Statement for the Annual Meeting of Shareholders, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*,**	Summary Sheet of Executive Cash Compensation

10.2*,**	2026 Award Formula under the Company’s Key Officers Incentive Plan

10.3**	Key Officers Incentive Plan, amended and restated, effective February 26, 2024, filed February 28, 2024 as Exhibit 10.2 to the Company’s Form 8-K, is incorporated by reference.

10.4*,**	2026 Form of Performance Stock Unit Award Agreement

10.5**	2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference.

10.6**	Company’s Flexible Stock Plan, as amended and restated effective May 7, 2025, filed March 26, 2025 as an Appendix to the Company’s 2025 Proxy Statement, is incorporated by reference.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 24, 2026	By:	/s/ JENNIFER J. DAVIS
Jennifer J. Davis
Executive Vice President –
General Counsel